UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

May 24, 2024
(Date of earliest event reported)

Fortrea Holdings Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41704	92-2796441
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8 Moore Drive
Durham,	North Carolina	27709
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number including area code) 877-495-0816

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act.
Title of Each Class         Trading Symbol Name of exchange on which registered
Common Stock, $0.001 par value FTRE The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
This Current Report on Form 8-K/A (this “Amendment”) is being furnished by Fortrea Holdings Inc. (the “Company”) to correct administrative errors in certain non-GAAP information for the trailing twelve months ended March 31, 2024 (the “Trailing Twelve Month Data”) on slides 8 and 10 of the corporate presentation furnished on May 24, 2024 (the “Corporate Presentation”). The Trailing Twelve Month Data has been corrected in the updated corporate presentation furnished herewith as Exhibit 99.1 (the “Updated Presentation”). No other changes have been made to the Corporate Presentation, and the Company confirms that no changes are needed to its annual report on Form 10-K for the year ended December 31, 2023 nor its quarterly report on Form 10-Q for the quarter ended March 31, 2024 (or any quarterly reports filed with the Securities and Exchange Commission in 2023) as a result of these revisions. The information contained in this Amendment and the Updated Presentation amends and supersedes the Corporate Presentation.

Item 7.01 Regulation FD Disclosure.

On June 7, 2024, the Company made available the Updated Presentation. A copy of the Updated Presentation is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K/A and is available on the Investor Relations page of the Company’s website at https://ir.fortrea.com.
The information provided pursuant to this Item 7.01 is “furnished” and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filings. The furnishing of such information is not intended to constitute a representation that such furnishing is required by Regulation FD or that such information includes material investor information that is not otherwise publicly available.
Item 9.01 - Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
99.1	Updated Presentation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortrea Holdings Inc.

By:	/s/ STILLMAN HANSON
Name: Stillman Hanson
Title: General Counsel

Date: June 7, 2024